CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 3
TO THE LICENSE AND SERVICE AGREEMENT

THIS AMENDMENT NO. 3 TO THE LICENSE AND SERVICE AGREEMENT (“Amendment No. 3”) is made effective as of the last date of signature indicated in the signature section below (the “Amendment Effective Date”) by and between Digital Turbine USA, Inc., (“Company”) and AT&T Mobility LLC, on behalf of itself and its Affiliates (“AT&T”) (each a “Party” and together the “Parties”). This Amendment No.3 is governed by the terms of that certain License and Service Agreement by and between the Parties, dated as of November 2, 2015, as amended (the “Agreement”), which by this reference is made a part hereof. Capitalized terms used, but not otherwise defined, herein shall have the meanings attributed to them in the Agreement.

WHEREAS, Company and AT&T entered into the Agreement; and

WHEREAS, Company and AT&T entered into (a) Amendment No. 1 to the Agreement effective October 17, 2018, extending its Initial Term until October 16, 2020; and (b) the Second Amendment to the Agreement effective June 12, 2019, updating Exhibit D (SISR), as well as other addenda and letter agreements not specified here.

WHEREAS, Company and AT&T desire to further amend the Agreement as set forth in this Amendment No 3.

NOW, THEREFORE, in consideration of and for the terms and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby accepted and acknowledged, the Parties mutually agree as follows:

MODIFICATIONS TO THE AGREEMENT

1. “Term/Renewal” in Section 11.1 of the Agreement is deleted in its entirety and replaced with:

“11.1 Term/Renewal. This Agreement shall have a term (the “Term”) commencing on the Effective Date and ending on the date which is eight years from the Commercial Launch Date (the “Initial Term”). After the expiration of the Initial Term, this Agreement will be automatically renewed for successive ninety-day terms (each, a “Renewal Term”) until terminated by either Party with at least thirty (30) days’ written notice prior to the end of the Initial Term or any Renewal Term. The Initial Term and any Renewal Term are collectively referred to as the “Term.” AT&T will have the right to suspend or terminate the Agreement at any time due to regulatory issues, detected fraudulent activity, harm to AT&T’s mobile network or the AT&T Service or to End Users. AT&T will give the Company at least thirty (30) days’ written notice of any such termination or suspension. In addition to the foregoing, AT&T will have the right to terminate this Agreement for convenience on ninety (90) days’ written notice to Company.”

2. The definition for “AT&T Application Download Service or “AADS” in Section 1.1 (Definitions) of the Agreement is deleted in its entirety and replaced with:

“AT&T Application Download Service or “AADS” (also known as “Mobile Services Manager”) means the Company’s software application (“Client”) and service for use on Interactive Devices as described in Exhibit A and A-1 of Supplement No. 1 to this Agreement and in the Letter of Agreement amending the License and Service Agreement between the parties dated June 3, 2016. AADS allows End Users to discover and download Applications to their Interactive Devices (current functionality known as “App Select”) and supports the preloading of Applications to End Users to Interactive Devices as a background process without End User involvement (known as “Passive Downloads” pursuant to the June 3, 2016 Letter of Agreement).”

3. Section 3.1 (12) (AADS Requirements, Company Responsibility) of the Agreement is deleted in its entirety and replaced with:

“Based on device type, device memory and network performance, and to the extent App Select continues to be a part of the user experience (which determination is in AT&T’s sole discretion), AT&T shall use commercially reasonable efforts to make available for Company placement at least 4 Company-sourced Applications in App Select. The frequency and timing of the presentation of App Select or a particular Application in App Select to End Users is at the sole discretion of AT&T.”

4. Exhibit C (Business Terms). The following new Section 4 is added to Exhibit C of the Agreement:

Minimum Guarantee for Revenue Share Attributable to Passive Download of Company-Source Applications: The portion of the AT&T Share that Company pays AT&T for Passive Downloads during (a) first activation and initialization of a new out-of-the-box Interactive Device and during or after (b) factory data reset of Interactive Devices ((a) and (b) collectively being “Activations”) (also referred to by the Parties as “silent download/install”) pursuant to Section 1 of this Exhibit C (“Passive Download Revenue Share”) is subject to a minimum guarantee calculated as set forth below (“Minimum Guarantee”). If the Passive Download Revenue Share in any month is less than the applicable Minimum Guarantee, Company will pay (***). By way of explanation, the Minimum Net Revenue Per Device varies by device category (with categories determined by AT&T) and the number of slots Company fills on the device with Company-sourced applications via Passive Download.

Minimum Net Revenue Per Device
Premium Device Category		Mid-Tier Device Category		Value/Tablet Category
Number of Slots	Min Net Rev Per Dev	Number of Slots	Min Net Rev Per Devi	Number of Slots	Min Net Rev Per Dev
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)	(***)

For example, in February 2021, Company reports (***) Activations: (***) activations of premium devices on which Company filled (***) slots with Company-sourced applications via Passive Download and (***) activations of mid-tier devices on which Company filled (***) slots with Company-sourced applications via Passive Download. The Minimum Guarantee for that month would be (***), calculated as follows: (***). If the Passive Download Revenue Share for that month was (***), Company would pay AT&T (***) for the Passive Download Revenue Share plus (***) (the difference between the Passive Download Revenue Share and the Minimum Guarantee) for a total amount of (***). Alternatively, if the Passive Download Revenue Share for that same month exceeded (***), the Company would pay the Passive Download Revenue Share and no additional payment would be owed under this Section 4. Any amounts owed under this Section 4 will be invoiced and remitted in accordance with Section 3 of Exhibit C and monthly reports provided by Company pursuant to Section 2 of this Exhibit C will also include for the subject month: the number of device activations, the number of slots Company filled on each device with Company-sourced applications via Passive Download, the amount of the Passive Download Revenue Share calculated pursuant to Section 1 of this Exhibit C, and the applicable

Minimum Guarantee amount calculated for each device calculated in accordance with this Section 4. For clarity, nothing in this Section 4 alters how the AT&T Share (including the Passive Download Revenue Share) is calculated under Section 1 of this Exhibit C. The Minimum Guarantee outlined in this Section 4 only applies to the Passive Download Revenue Share and not to other revenue share Company pays to AT&T (e.g., for App Select, the DT Smart Folder or Single Tap Install) which will continue to be calculated and paid pursuant to this Agreement. Further, this Section 4 will not be construed as an obligation or commitment by AT&T to allot a certain number of slots to Company for Company-sourced applications, and AT&T may adjust the number of slots at any time.

5. Integration; Conflicts. This Amendment No. 3 and the Agreement set forth the Parties’ entire agreement with respect to the subject matter hereof and thereof. Except as expressly modified by this Amendment No. 3, each term and condition set forth in the Agreement, and each Party’s rights and obligations thereunder, shall remain in full force and effect. In the event of a conflict between any term or condition set forth in herein and the Agreement, the terms and conditions of this Amendment No. 3 shall govern and prevail.

6. Transmission of Original Signatures and Executing Multiple Counterparts. Original signatures transmitted and received via facsimile, other electronic transmission of a scanned document (e.g., pdf or similar format), and digital signatures meeting the requirements of the Uniform Electronic Transactions Act or the Electronic Signatures in Global and National Commerce Act, are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature. This Amendment No. 3 may be executed in separate counterparts, each of which when executed and delivered (including without limitation via facsimile or .pdf transmission) will be deemed an original and all of which together shall constitute one and the same instrument and will be binding upon the Parties.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to be executed by their duly authorized representatives of each Party.

DIGITAL TURBINE USA, INC. AT&T MOBILITY LLC

By: By:
Name: Name:
Title: Title:
Date: Date: